OCI Wyoming Acquisition Trona Interests January 23, 2013 Exhibit 99.2

Forward Looking Statements
The statements made by representatives of Natural Resource Partners L.P. (“NRP”)
during the course of this presentation that are not historical facts are forward-
looking statements. Although NRP believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect
NRP’s business prospects and performance, causing actual results to differ from those discussed during the presentation.
Such risks and uncertainties include, by way of example and not of limitation: all financial projections; general business and economic conditions; decreases in demand for trona, soda ash, coal, aggregates, and oil & gas; changes in our lessees’
operating conditions and costs; operating costs and risks associated with the trona mining business; changes in the level of costs related to environmental protection and operational safety; unanticipated geologic problems; problems related to force majeure; potential labor relations problems; changes in the legislative or regulatory environment; and lessee production cuts.
These and other applicable risks and uncertainties have been described more fully in
NRP’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q.
NRP undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Acquisition of Trona / Soda Ash Operations and Assets 3

Transaction
• NRP acquired Anadarko Petroleum Corporation’s (APC) ~49% equity interest in
OCI Wyoming, consisting of trona ore mining operations and a soda ash refinery located in the Green River Basin, Wyoming
• NRP acquired APC’s interest for a price of $292.5 million plus an earn-out of up to a net present value of $50 million based on OCI performance in 2013, 2014 and
2015
• Transaction financed through the following:
– $200 million 3-year term loan
– $76.5 million from equity issuance and GP contribution
– $16.5 million cash

Strategic Rationale
• Further diversification of NRP’s revenue
– Soda ash revenue tied to broad and diverse set of industrial markets
– Favorable supply / demand fundamentals
– Trona mining and processing operations not a focus of environmental or geopolitical concerns
• Stable to increasing distributions and income based on long-life assets
– Increasing income and annual distribution potential
– Substantial trona ore reserves:  60+ year reserve life
– Cash flow accretion to NRP of $0.18 to $0.22 per unit in 2013
• OCI Partnership in good financial condition
– Invested over past 15 years for expansion, efficiency, and sustainability (funded with cash from operations) raising production capacity
– Rated production capacity of 3.25 million tons annually
– Balance sheet with room for levering future expansion capex

2009 2010 2011 2012 2013E
27.5 20.5 25.2 35.0 ~35-40
38.0 33.8 55.0 N/A N/A
Cash received on acquired interests, $mm
Revenue derived from acquired interests, $mm

Key Operating Metrics – OCI Wyoming
• Sales and Pricing:
– Historical annual sales of refined soda ash: 2.3-2.5 mm tons (approximately 2/3rds exported)
– 90% of export sales arranged by ANSAC (three member co-op: OCI, FMC, and Tata); ANSAC is the largest soda ash exporter at ~4 mm metric tons of natural soda ash
– OCI negotiates pricing with domestic companies each October for following year (customers have rolling 1-yr contract terms)
• Currently mining 2 trona beds:
– #24 is 11.3’ thick, contains 89.6% trona, at a depth of 913’
– #25 is 10.2’ thick, contains 88.6% trona, at a depth of 796’
– Room-and-pillar mining using continuous miners
• Natural soda ash has competitive cost advantage over
synthetic manufacturing
– Natural soda ash cash costs are less than half the cost
of synthetics

NATURAL RESOURCE PARTNERS L.P.

80% Common Shares
$4.7 mm Preferred Return
Preferred Stock and 20% Common Shares
1% Limited Partner
Priority Return $14.7 mm
48.51% GP Interest
50.49% GP Interest

Pro Forma Ownership Structure and Distributions
• NRP is due a preferred return of $4.7 million per year from OCI Wyoming Co.(accruing interest at 9% per annum in the event not paid)
• In addition, NRP receives 20% of distributions (net of tax) to OCI Wyoming Co. in excess of the preferred return
• Finally, NRP is due 48.51% of any distributions from OCI Wyoming L.P. after priority return is paid

NRP Operating
NRP Trona LLC
OCI Wyoming L.P.
OCI Wyoming
Holding Co.
OCI Wyoming Co.
OCI Chemical
Corporation
100%

NATURAL RESOURCE PARTNERS L.P.

OCI Company Ltd.
OCI Enterprises, Inc.
OCI Chemical Corporation
OCI Energy LLC
OCI Wyoming LP
Soda Ash
OCI Alabama Sodium Percarbonate
Eko Hydrogen Peroxide JV
OCI Europe
OCI Solar Power LLC

OCI Company Ltd. (Korean Parent)
• Headquartered in Seoul, Korea, OCI Company Ltd. (OCI Korea) is a global company with a market capitalization of ~$4.5 billion
• OCI Korea’s product portfolio spans the fields of inorganic chemicals, petro and coal chemicals, fine chemicals, renewable energy and insulation materials
• OCI is today the world’s fifth-largest producer of soda ash, having acquired the
Green River soda ash operations from Rhone Poulenc in 1996
• OCI Enterprises, Inc., based in Atlanta, GA, is the North American subsidiary of
OCI Korea

2012 Diversity of Revenue Proforma for Acquisition

2012 Revenues 2012 Revenues
Nine Months Actual, Three Months Forecast Pro Forma for OCI Acquisition
Met Coal
32%
Steam - APP
24%
Steam - ILB
14%
Steam -
NPRB
2%
Coal I/structure,
ORR, Mins
15%
Aggregates
4%
Oil & Gas
2%
Other
8%
Met Coal
27%
Steam - APP
20%
Steam - ILB
12%
Steam - NPRB
2%
Coal I/structure,
ORR, Mins
13%
Aggregates &
Industrial
Minerals
17%
Oil & Gas
2%
Other
7%

Trona/Soda Ash Fundamentals and Markets 10

NRP
NATURAL RESOURCE PARTNERS L.P.

Glass
48%
Chemicals
30%
Container Glass
24%
Flat Glass
19%

Trona / Soda Ash Fundamentals
Trona ore is a naturally occurring form of soda ash, used worldwide in manufacturing a variety of consumer products, primarily including glass, chemicals, soap, and paper
Soda ash can also be produced synthetically from limestone, and even though synthetic capacity is growing, it comes at a significantly higher cost differential
World demand for soda ash has been growing for the past three decades, driven particularly by Asia, Middle East and Africa, while U.S. demand has generally been stable at 6-7 million tons annually

Source: USGS
Soaps and
Detergents
8%
Pulp and Paper
2%
Water Treatment
1%
Flue Gas Desulfurization
3%
Distributors
5%
Other
3%
Fiber and Other Glass
5%
2011 US Consumers of Soda Ash

Global Production Capacity and Demand
Growing global demand for soda ash
Demand increased substantially in 2011 but slowed to an estimated 1.9% in 2012, with an increase of 3.8% projected for 2013
Capacity additions and production levels continue to outpace demand, though capacity utilization remains relatively high at 87.5%
Source: Santini & Associates, Inc.
2011
TOTAL
2012 Est.
TOTAL
2013 Fcst.
TOTAL
Nameplate Capacity 63,000 65,000 68,000
Effective Capacity 58,000 60,000 64,000
Production Estimate 52,000 53,000 56,000
Demand 52,000 53,000 55,000
Year-over-Year Growth 7.7% 1.9% 3.8%
Capacity Utilization 89.7% 88.3% 87.5%

Competitive Landscape
Five producers of natural soda ash in the U.S., four located in Green
River, Wyoming and one, Searles Valley, in California
OCI Wyoming produces approximately 20% of the total U. S. production of natural soda ash

FMC
32%
General
21%
Solvay
19%
SVM
8%
OCI
20%

NATURAL RESOURCE PARTNERS L.P.

7% CAGR
MM Tons/yr
$ / Ton

U.S. Production and Demand
U.S. domestic demand and supply is fairly stable with almost 100%
capacity utilization
The export market is a key profit growth opportunity for U.S. producers
Prices increased at a CAGR of 7% from 2007 through 2011

Source: USGS: 2011 Minerals Yearbook, November 2012
11.1
11.3
9.3
10.6
10.7
104
122
130
116
134
0

0.0
3.0
6.0
9.0
12.0
15.0
2007 2008 2009 2010 2011
WY Historical Soda Ash Output
Production Price

Financing of Transaction & Liquidity
Purchase Price of $292.5 million, plus an earn-out of up to $50 million based on OCI performance criteria for 2013, 2014, and 2015
Financing:
–
$200 million funded with new 3-year term loan
–
$76.5 million in equity issued to Sponsors at closing, including a
$1.5million general partner contribution
–
$16 million cash
Liquidity following transaction - $285 million
–
Adjusted Cash at 12/31/12  of  $133 million following cash used for transaction
–
Available on credit facility - $152 million

Term Loan Component

NRP (Operating LLC) Borrower:
Partial funding of OCI Wyoming Acquisition Purpose:
Size / Tenor / Type:
Interest Coverage    3.5x
Leverage Ratio    4.0x
Financial Covenants:
$200 mm / 3-Year / Senior Unsecured Term Loan Facility
Guarantors:
All existing and future Material Subsidiaries
Year 1: $10 mm due January 2014
Year 2: $20 mm due January 2015
Year 3: $170 mm due January 2016
Amortization:
Interest Rate:
LIBOR + 200bps

Equity Component
Raised $76.5 million
Issued $75 million in private placement equity to affiliates of NRP’s general partner:
–
Corbin J. Robertson, Jr, Chairman and CEO of NRP, and members of his family
–
Chris Cline
–
S. Reed Morian
–
W. W. Scott, Jr.
–
3,784,572 units issued at a discount rate of 4.5% to the volume-
weighted average price for the prior 15 trading days.
NRP (GP) L.P., the general partner of Natural Resource Partners L.P., contributed $1.5 million to maintain its 2% interest in Natural Resource
Partners L.P.

Conclusions
The acquisition represents a significant step in NRP’s efforts to diversify its portfolio of revenues
OCI has a long production and sales history in a relatively stable, slow growth market
–
OCI is a low cost producer with high quality reserves that have an estimated life in excess of  60 years
–
Natural soda ash production has competitive cost advantages over synthetic soda ash
Investment is immediately accretive under the financing structure, adding cash flow of ~$0.18 - $0.22 per unit in 2013
18